UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2003

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26878	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 North Los Robles Avenue,

Suite 800

Pasadena, California 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 792-5700

(Former name or former address, if changed since last report)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

Item 5 - Other Events

A copy of the press release issued by the Company on February 24, 2003, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of Gemstar-TV Guide International, Inc. issued February 24, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 24, 2003

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

By:	/s/ Stephen H. Kay
Stephen H. Kay Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release of Gemstar-TV Guide International, Inc. dated February 24, 2003.

4